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EXHIBIT 99.1

November 14, 2002


              Certification pursuant to 18 U.S.C. Section 1350,

     as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


In connection with the Form 10-Q of Marex, Inc. (the "Company") for the period ended September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, David A. Schwedel, Chief Executive Officer and Principal Accounting Officer of the Company certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002; that

     1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. the information contained in the Report fairly presents, in all material respects, the financial condition and results or operations of the Company


                                  By: /s/ DAVID A. SCHWEDEL
                                  Chief Executive Officer and Principal
                                  Accounting Officer
                                  November 14, 2002